UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________

Date of Report:  January 26, 2015 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 104, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

           On January 26, 2015 Capstone Therapeutics Corp.’s joint venture, LipimetiX Development, LLC, and the UAB Research Foundation entered into the Second Amendment to Exclusive License Agreement (the “Agreement”).  The Second Amendment to Exclusive License Agreement, effective December 15, 2014, changes several  key terms, including extending the period of exclusivity to Improvements and amending  the amount of milestone, royalty and percentage of Non-Royalty Income payments to be due under the Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment to Exclusive License Agreement dated December 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2015	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman